EXHIBIT 10.5


 [LOGO]  BANK
         COMPENSATION
         STRATEGIESGROUP

                              MANAGEMENT RETENTION

                         SUPPLEMENTAL RETIREMENT INCOME

                            SALARY CONTINUATION PLAN

                                      FOR

                             KEVIN CLARK, PRESIDENT

                              HERITAGE BANK, F.S.B.

                                 REVISED 1-10-96

                                  Presented by:

                                 Timothy L. Voth
                                Regional Director

            B.C.S. FINANCIAL INSTITUTION ASSOCIATIONS ENDORSEMENTS

AMERICAN BANKERS ASSOCIATION - ALABAMA BANKERS ASSOCIATION - CALIFORNIA BANKERS ASSOCIATION - COLORADO BANKERS ASSOCIATION - CONNECTICUT BANKERS ASSOCIATION - FLORIDA BANKERS ASSOCIATION - FLORIDA LEAGUE OF FINANCIAL INSTITUTIONS - GEORGIA BANKERS ASSOCIATION - ILLINOIS COMMUNITY BANKERS ASSOCIATION - INDIANA BANKERS ASSOCIATION - IOWA INDEPENDENT BANKERS ASSOCIATION - IOWA LEAGUE OF SAVINGS INSTITUTIONS - KANSAS BANKERS ASSOCIATION - LOUISIANA BANKERS ASSOCIATION - MINNESOTA BANKERS ASSOCIATION - MINNESOTA LEAGUE OF SAVINGS AND COMMUNITY BANKERS - MISSISSIPPI BANKERS ASSOCIATION - MISSOURI BANKERS ASSOCIATION - MISSOURI LEAGUE OF SAVINGS INSTITUTIONS - MONTANA BANKERS ASSOCIATION - NEBRASKA BANKERS ASSOCIATION - NEW MEXICO BANKERS ASSOCIATION - NORTH DAKOTA BANKERS ASSOCIATION - OKLAHOMA BANKERS ASSOCIATION - PENNSYLVANIA BANKERS ASSOCIATION - SOUTH CAROLINA BANKERS ASSOCIATION - SOUTH DAKOTA BANKERS ASSOCIATION - TENNESSEE BANKERS ASSOCIATION - TEXAS BANKERS ASSOCIATION - UTAH BANKERS ASSOCIATION - VERMONT BANKERS ASSOCIATION - WASHINGTON BANKERS ASSOCIATION - WISCONSIN INDEPENDENT COMMUNITY BANKERS ASSOCIATION - WYOMING BANKERS ASSOCIATION


[LOGO] P.O. Box 5428
       Bend, OR 97708
       (503) 389-6662 * Fax: (503) 389-6663

                         SUMMARY OF BENEFIT PLAN DESIGN
                            SALARY CONTINUATION PLAN
                               HERITAGE BANK, FSB

           Plan benefits:

              * Retirement income benefits are provided for selected key decision makers.

              * Family income protection is provided for participant's
                beneficiary.

              * Individual agreements specify:

                                 - Vesting

                                 - Incentives

                                 - Early retirement benefits

                                 - Disability benefits

                                 - Change of control provisions

       The following chart summarizes the retirement benefits for each plan participant.


                             CURRENT     PRE   RETIRE-      PROJECTED    DURATION      TOTAL
                CURRENT      ANNUAL      RET     MENT         ANNUAL         OF       BENEFITS
DIRECTOR           AGE       BENEFIT    INFLTR    AGE         BENEFIT     BENEFITS      PAID
-----------------------------------------------------------------------------------------------
Kevin Clark        40        24,220      5.00%     62         67,476      15 years    1,012,140


                           ACCRUAL & VESTING SCHEDULE

                       MANAGEMENT SUPPLEMENTAL RETIREMENT
                            SALARY CONTINUATION PLAN

              PARTICIPANT:                                       KEVIN CLARK
              BEGINNING AGE:                                     40
              RETIREMENT  AGE:                                   62
              LENGTH OF BENEFIT:                                 15 YEARS
              BENEFIT AMOUNT:                                    $24,220
              PRE-RETIREMENT INFLATOR                            5%
              RETIREMENT BENEFIT AT AGE 62                       $67,476

                                      PRE-RETIREMENT BENEFIT ACCRUAL/VESTING SCHEDULE
         A              B                   C                D                E                F                G
      END OF                             CURRENT        IMMEDIATE        IMMEDIATE         LUMP SUM          ANNUAL
       PLAN          VESTING              YEAR          LUMP SUM           ANNUAL           BENEFIT         BENEFIT
       YEAR         PERCENTAGE           ACCRUAL         BENEFIT           BENEFIT           AGE 62          AGE 63
---------------------------------------------------------------------------------------------------------------------
         1             100                3,327            3,327              393            19,702           2,328
---------------------------------------------------------------------------------------------------------------------
         2             100                3,805            7,132              843            38,805           4,586
---------------------------------------------------------------------------------------------------------------------
         3             100                4,355           11,487            1,357           571,428           6,786
---------------------------------------------------------------------------------------------------------------------
         4             100                4,990           16,477            1,947            75,685           8,944
---------------------------------------------------------------------------------------------------------------------
         5             100                5,723           22,200            2,623           937,691          11,071
---------------------------------------------------------------------------------------------------------------------
         6             100                6,571           28,771            3,400           111,561          13,183
---------------------------------------------------------------------------------------------------------------------
         7             100                7,553           36,324            4,292           129,410          15,292
---------------------------------------------------------------------------------------------------------------------
         8             100                8,695           45,019            5,320           147,361          17,413
---------------------------------------------------------------------------------------------------------------------
         9             100               10,024           55,043            6,504           165,540          19,562
---------------------------------------------------------------------------------------------------------------------
        10             100               11,577           66,619            7,872           184,085          21,753
---------------------------------------------------------------------------------------------------------------------
        11             100               13,397           80,016            9,455           203,147          24,006
---------------------------------------------------------------------------------------------------------------------
        12             100               15,540           95,556           11,292           222,897          26,340
---------------------------------------------------------------------------------------------------------------------
        13             100               18,076          113,631           13,428           243,536          28,778
---------------------------------------------------------------------------------------------------------------------
        14             100               21,097          134,728           15,921           265,300          31,350
---------------------------------------------------------------------------------------------------------------------
        15             100               24,724          159,452           18,842           288,485          34,090
---------------------------------------------------------------------------------------------------------------------
        16             100               29,125          188,577           22,284           313,472          37,043
---------------------------------------------------------------------------------------------------------------------
        17             100               34,543          223,120           26,366           340,772          40,269
---------------------------------------------------------------------------------------------------------------------
        18             100               41,346          264,467           31,252           371,117          43,854
---------------------------------------------------------------------------------------------------------------------
        19             100               50,150          314,616           37,178           405,636          47,933
---------------------------------------------------------------------------------------------------------------------
        20             100               62,118          376,734           44,518           446,277          52,736
---------------------------------------------------------------------------------------------------------------------
        21             100               80,008          456,742           53,973           497,114          58,743
---------------------------------------------------------------------------------------------------------------------
        22             100              114,272          571,014           67,476           571,014          67,476
---------------------------------------------------------------------------------------------------------------------


                          (c) Copyright 1996 BCS Group

                           INDIVIDUAL PLAN ACCOUNTING
                            SALARY CONTINUATION PLAN
                               HERITAGE BANK, Fsb

Kevin Clark
-----------------------------------------------------    --------Annual---------
Birth date:     09/16/55    Current salary:    24,220    Years of benefit:   15
Retirement age:       62    Curr annl benefit: 24,220    Benefit incr:     5.00%
Age/Ins.age:       40/40    Projected salary:  67,476    Discount rate:    8.50%
Years of accrual:     22    Proj annl benefit: 67,476    Corp. tax rate:  37.00%

                                      ACCRUED                                                                       CUMULATIVE
         PLAN    ANNUAL               BENEFIT              ----PRE-TAX PLAN EXPENSE-----         CUMULATIVE          AFTER-TAX
 AGE     YEAR    BENEFIT             LIABILITY             ANNUAL             CUMULATIVE         TAX CREDIT           EXPENSE
-------------------------------------------------------------------------------------------------------------------------------
  40      1       24,220                3,327               3,327                 3,327              1,231             2,096
  41      2       25,431                7,132               3,805                 7,132              2,639             4,493
  42      3       26,703               11,487               4,355                11,487              4,250             7,237
  43      4       28,038               16,477               4,990                16,477              6,096            10,381
  44      5       29,440               22,200               5,723                22,200              8,213            13,986
  45      6       30,912               28,771               6,571                28,771             10,644            18,126
  46      7       32,457               36,324               7,553                36,324             13,439            22,885
  47      8       34,080               45,019               8,695                45,019             16,656            28,363
  48      9       35,784               55,043              10,024                55,043             20,365            34,678
  49     10       37,573               66,620              11,577                66,620             24,648            41,971
  50     11       39,452               80,017              13,397                80,017             29,605            50,411
  51     12       41,424               95,557              15,540                95,557             35,355            60,201
  52     13       43,496              113,633              18,076               113,633             42,043            71,589
  53     14       45,670              134,730              21,097               134,730             49,849            84,880
  54     15       47,954              159,454              24,724               159,454             58,997           100,456
  55     16       50,352              188,579              29,125               188,579             69,773           118,805
  56     17       52,869              223,122              34,543               223,122             82,554           140,567
  57     18       55,513              264,468              41,346               264,468             97,852           166,615
  58     19       58,288              314,618              50,150               314,618            116,407           198,209
  59     20       61,203              376,736              62,118               376,736            139,391           237,343
  60     21       64,263              456,744              80,008               456,744            168,994           287,748
  61     22       67,476              571,016             114,272               571,016            211,274           359,739

  62     23       67,476              551,321              47,781               618,797            228,953           389,841
  63     24       67,476              529,885              46,040               664,837            245,988           418,846
  64     25       67,476              506,554              44,145               708,982            262,322           446,657
  65     26       67,476              481,161              42,083               751,065            277,893           473,169
  66     27       67,476              453,523              39,838               790,903            292,633           498,267
  67     28       67,476              423,442              37,395               828,298            306,469           521,826
  68     29       67,476              390,703              34,737               863,035            319,322           543,710
  69     30       67,476              355,070              31,843               894,878            331,104           563,771
  70     31       67,476              316,287              28,693               923,571            341,720           581,848
  71     32       67,476              274,076              25,265               948,836            351,068           597,765
  72     33       67,476              228,134              21,534               970,370            359,036           611,331
  73     34       67,476              178,131              17,473               987,843            365,501           622,339
  74     35       67,476              123,708              13,053             1,000,896            370,331           630,563
  75     36       67,476               64,475               8,243             1,009,139            373,381           635,756
  76     37       67,476                    0               3,007             1,012,146            374,494           637,651


                       (c) Copyright 1996, BCS Group Inc.